                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549


                                    FORM 8-K


                            Current Report Pursuant
                         to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported)   December 3, 1996
                                                      --------------------

                           AMERAC ENERGY CORPORATION
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
--------------------------------------------------------------------------------
                (State or Other Jurisdiction of Incorporation)

       1-9933                                           75-2181442

(Commission File Number)                    (I.R.S. Employer Identification No.)
------------------------------------------  ------------------------------------
1201 Louisiana, Suite 3350; Houston, Texas                 77002

     (Address of Principal Executive Offices)            (Zip Code)
--------------------------------------------------------------------------------

Registrant's telephone number, including area code      (817) 339-1010
                                                   -----------------------


                                      N/A
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

(a)  Private Sale of Common Stock

(b)  One for fifteen reverse Common Stock split

Item 7.  Financial Statements and Exhibits

(a)  Pro Forma Financial Information

                           AMERAC ENERGY CORPORATION

Private sale of Common Stock and reverse stock split

(a)  On November 18, 1996, the Company completed a private sale of approximately
15.6 million shares of Common Stock at a price of $.32 per share. The private sale also included Warrants to purchase approximately 1.56 million additional shares of Common Stock. Each purchaser received one Warrant for every ten shares of Common Stock purchased. The Warrant allows the holder to purchase one additional share of Common Stock at $.384 per share at any time on or before November 18, 1999. As a result of this financing and prior to the reverse stock split discussed below, Common Stock issued and outstanding totaled approximately
58.2 million shares.

(b) On November 20, 1996 the Shareholders approved a one for fifteen reverse stock split. The number of shares outstanding is approximately 3.9 million shares after the reverse split and the sale of Common Stock discussed above.

                           AMERAC ENERGY CORPORATION

             Pro Forma Condensed Consolidated Financial Information
                                  (Unaudited)


The following unaudited pro forma condensed consolidated financial information combines the historical information of the Registrant ("Amerac"), as reflected in the September 30, 1996, Form 10-Q SB together with the related pro forma adjustments for Common Stock sold in a private placement and the one for fifteen reverse stock split. The estimates and assumptions are explained in further detail in the accompanying notes. The unaudited pro forma balance sheet as of September 30, 1996 reflects the transactions as if they had occurred on the last day of the period. The unaudited pro forma statements of operations ended September 30, 1996 and for the year ended December 31, 1995 reflect the consolidated operations of Amerac as if these transactions occurred on January 1, 1995.

The unaudited pro forma condensed consolidated balance sheet and condensed consolidated statements of operations are provided for comparative purposes only and should be read in conjunction with the historical consolidated financial statements of the Registrant and the historical unaudited statements of revenues and direct operating expenses of the Acquired Properties and the related notes thereto included herewith. The pro forma information presented is not necessarily indicative of the future combined financial results or as they might have been, for the periods presented.

                           AMERAC ENERGY CORPORATION

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               September 30, 1996

                                                                 Amerac
                                                               Historical    Adjustments     Pro Forma
                                                             --------------  ------------  --------------
                                                                               (Note 2)
          A S S E T S
Current Assets
  Cash and cash equivalents                                   $     100,000   $       ---   $     100,000
  Trade Receivables                                               2,035,000           ---       2,035,000
                                                              -------------   -----------   -------------
   Total Current Assets                                           2,135,000           ---       2,135,000
                                                              -------------   -----------   -------------

  Oil and gas properties                                         20,387,000           ---      20,387,000
  Other Assets                                                      583,000       (36,000)        547,000
                                                              -------------   -----------   -------------

Total Assets                                                  $  23,105,000   $   (36,000)  $  23,069,000
                                                              =============   ===========   =============

  L I A B I L I T I E S  A N D  S T O C K H O L D E R S'  E Q U I T Y

Current Liabilities
  Accrued liabilities and payables                            $   1,038,000   $       ---   $   1,038,000
  Current portion of Notes Payable Banks                          3,849,000    (3,849,000)            ---
                                                              -------------   -----------   -------------
   Total Current Liabilities                                      4,887,000    (3,849,000)      1,038,000
                                                              -------------   -----------   -------------

Long-term Liabilities
  Notes Payable Banks                                             8,650,000      (856,000)      7,794,000
  Contract Obligation                                               174,000           ---         174,000
  Other long-term liabilities                                       323,000           ---         323,000
                                                              -------------   -----------   -------------
   Total Long-Term Liabilities                                    9,147,000      (856,000)      8,291,000
                                                              -------------   -----------   -------------

Stockholders' Equity
  Common Stock                                                    2,126,000    (1,932,000)        194,000
  Additional paid-in capital                                    144,507,000     6,601,000     151,108,000
  Accumulated deficit                                          (137,562,000)          ---    (137,562,000)
                                                              -------------   -----------   -------------
   Stockholders' Equity                                           9,071,000     4,669,000      13,740,000
                                                              -------------   -----------   -------------

Total Liabilities and Stockholders' Equity                    $  23,105,000   $   (36,000)  $  23,069,000
                                                              =============   ===========   =============


The accompanying notes are an integral part of the pro forma condensed consolidated financial information.

                           AMERAC ENERGY CORPORATION

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS


                                        Nine Months Ended September 30, 1996
                                  -------------------------------------------------
                                     Amerac
                                     9/30/96     Acquired
                                   Historical   Properties   Adjustments   Pro Forma
                                  -----------   ----------   -----------   ----------
Revenues                          (Note 3(a))   (Note 3(b))  (Note 3(c))
 Oil, gas and related
   product sales                   $7,432,000      $277,000   $      ---    $7,709,000
 Other operating income                42,000           ---          ---        42,000
                                   ----------      --------   ----------    ----------
   Total Revenues                   7,474,000       277,000          ---     7,751,000
                                   ----------      --------   ----------    ----------
Expenses
 Lease operations                   1,577,000       111,000          ---     1,688,000
 Exploration expenses,
   including dry hole costs
   and impairments                     29,000           ---          ---        29,000
 Depreciation and amortization      1,693,000        98,000          ---     1,791,000
 Administrative                     1,749,000           ---          ---     1,749,000
 (Gain) loss on sale of
  properties and other               (124,000)          ---          ---      (124,000)
 Interest                             662,000           ---     (317,000)      345,000
                                   ----------      --------   ----------    ----------
   Total Expense                    5,586,000       209,000     (317,000)    5,478,000
                                   ----------      --------   ----------    ----------

Income (loss) before tax            1,888,000        68,000      317,000     2,273,000
Provision for federal
 income tax                            (5,000)          ---          ---        (5,000)
                                   ----------      --------   ----------    ----------

Net income (loss)                   1,883,000        68,000      317,000     2,268,000
 Preferred dividends                 (411,000)          ---      411,000           ---
                                   ----------      --------   ----------    ----------
Net Income applicable to
 common shareholders               $1,472,000      $ 68,000   $  728,000    $2,268,000
                                   ==========      ========   ==========    ==========

Net income
     per common share (Note 4)     $      .72      $    ---          ---           .60
                                   ==========      ========   ==========    ==========

Average common shares
     outstanding (Note 4)           2,031,000      $    ---    1,779,000     3,810,000
                                   ==========      ========   ==========    ==========


     The accompanying notes are an integral part of the pro forma condensed consolidated financial information.

                           AMERAC ENERGY CORPORATION

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS


                                                 Year Ended December 31, 1995
                                      ----------------------------------------------------
                                           Amerac
                                          12/31/95
                                         Pro Forma    Adjustments    Pro Forma
                                       ------------   -----------   -----------
Revenues                               (Note 3(d))    (Note 3(c))
     Oil, gas and related
           product sales                $ 6,758,000           ---    $6,758,000
     Other operating income                     ---           ---           ---
     Gain on sale of assets                 118,000           ---       118,000
     Interest income                         74,000           ---        74,000
                                        -----------    ----------    ----------
           Total Revenues                 6,950,000           ---     6,950,000
                                        -----------    ----------    ----------
Expenses
     Lease operations                     2,126,000           ---     2,126,000
     Exploration expenses,
           including dry hole costs
           and impairments                  246,000           ---       246,000
     Depreciation and amortization        2,464,000           ---     2,464,000
     General and administrative           2,067,000           ---     2,067,000
     Interest                             1,193,000      (423,000)      770,000
                                        -----------    ----------    ----------
           Total Expenses                 8,096,000      (423,000)    7,673,000
                                        -----------    ----------    ----------

Income (loss) before tax                 (1,146,000)      423,000      (723,000)
Provision for federal
     income tax                                 ---           ---           ---
                                        -----------    ----------    ----------
Net Income (loss)                       $(1,146,000)   $  423,000    $ (723,000)

Dividends                                       ---           ---           ---
                                        -----------    ----------    ----------

Net income (loss) applicable
     to common shareholders             $(1,146,000)   $  423,000    $ (723,000)
                                        ===========    ==========    ==========

Income (loss)
     per common share (Note 4)                $(.42)                      $(.19)
                                        ===========                  ==========

Average common shares
     outstanding (Note 4)                 2,719,000     1,042,000     3,761,000
                                        ===========    ==========    ==========



   The accompanying notes are an integral part of the pro forma consolidated condensed financial information.

                           AMERAC ENERGY CORPORATION

   Notes to Unaudited Pro Forma Condensed Consolidated Financial Information


1. Transactions

   (a) On November 18, 1996, the Company completed a private sale of approximately 15.6 million shares of Common Stock at a price of $.32 per share. On an after reverse stock split basis the sale was for 1.04 million shares at a price of $4.80 per share. The private sale also included Warrants to purchase approximately 1.56 million additional shares of Common Stock. Each purchaser received one Warrant for every ten shares of Common Stock purchased. The Warrant allows the holder to purchase one additional share of Common Stock at $.384 per share at any time on or before November 18, 1999. On an after reverse stock split basis there were approximately 104,000 Warrants issued with an exercise price of $5.76. As a result of this financing and prior to the reverse stock split discussed below, Common Stock issued and outstanding totaled approximately 58.2 million shares.

   (b) On November 20, 1996 the Shareholders approved a one for fifteen reverse stock split and reduced the number of authorized shares to 20 million. The number of shares of Common Stock issued and outstanding after the reverse split is approximately 3.9 million shares.

2. Pro Forma Balance Sheet Adjustments

   The accompanying unaudited pro forma condensed consolidated balance sheet reflects the transaction as of September 30, 1996 and includes the following adjustments.

   (a) The net proceeds from the sale of Common Stock, approximately $4.7 million less offering costs of $302,000, were used to pay off the Bridge Loan ($849,000) and to reduce the notes payable ($3,856,000).

   (b) Other assets decreased $36,000 to reflect the immediate recognition of unamortized Bridge Loan fees.

   (c) The reduction in the Common Stock reflects the new number of common shares outstanding, 3.9 million at $.05 par value.

   (d) The increase in paid in capital includes capital from the sale of Common Stock, the adjustment of the par value of Common Stock due to the reverse stock split, less transaction costs.

3. Pro Forma Statement of Operation Adjustments

   (a) The "Amerac 9/30/96 Historical" in the September 30, 1996 Pro Forma Condensed Consolidated Statement of Operations represents the Operating Results reported in Amerac's September 30, 1996 10Q SB with the net income per common share and average common shares outstanding adjusted for the reverse stock split and the sale of additional shares.

   (b) The information reflected as "Acquired Properties" herewith pertains only to the direct operating results from the producing properties acquired in the Texan Gardens Field for the nine months ended September 30, 1996 and are consistent with the "Adjustments" amounts presented in Amerac's October 31, 1996, Form 8K filing, as amended.

   (c) The Adjustments presented reflect estimated changes in General and Administrative and a reduction in interest expense due to the reduction of notes payable to banks from the proceeds of the Common Stock sale.

   (d) The "Amerac 12/31/95 Pro Forma" in the December 31, 1995 Pro Forma Condensed Consolidated Statement of Operations represents the Pro Forma results reflected in the October 31, 1996 8K as restated and includes the historical results of operations of Amerac for the year ended December 31, 1995, and the results of operations associated with the January 1996 Fremont Energy Company acquisition as if this acquisition had been effective at the beginning of the period as well as certain immaterial acquisitions completed in 1995. The impact of the Common Stock sale and reverse stock split are presented as if the transactions occurred on the first day of the reporting period. The gain on sale of the Northwest Arapaho Unit of $732,000 has been eliminated from the 1995 Pro Forma Condensed Consolidated Statement of Operations as well as the revenue and expense associated with this property that was sold in December 1995.

                           AMERAC ENERGY CORPORATION

   Notes to Unaudited Pro Forma Condensed Consolidated Financial Information



4. Earnings Per Share

   (a) Net income or loss per common share is computed by dividing the net income or loss attributable to common shareholders by the weighted average number of shares of Common Stock outstanding after the one for fifteen reverse stock split and the sale of additional shares.

   (b) The weighted average number of shares of Common Stock outstanding reflects the conversion of the $4.00 Senior Preferred Stock that was approved in an Annual Stockholder meeting held on July 11, 1996. One share of $4.00 Senior Preferred Stock was converted to nine (9) shares of Common Stock. Common Stock issued to complete the conversion totaled 16.8 million shares.

                                   SIGNATURE
                                   ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      AMERAC ENERGY CORPORATION
                                                (Registrant)



                                      By:_______________________________________
                                              Jeffrey L. Stevens
                                              Sr. Vice President and
                                              Chief Financial Officer

Date: December 3, 1996